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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


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
DOWNEY FINANCIAL CORP.                          DOWNEY FINANCIAL CAPITAL TRUST I
(Exact Name of Registrant as                    (Exact name of Registrant as
Specified in its Chatter)                       Specified in its Charter)

DELAWARE                                        DELAWARE
(State of Incorporation or Organization)        (State of Incorporation or Organization)

33-0633413                                      33-0858330
(I.R.S. Employer Identification Number)         (I.R.S. Employer Identification Number)

3501 JAMBOREE ROAD                              3501 JAMBOREE ROAD
NEWPORT BEACH, CA 92660                         NEWPORT BEACH, CA 92660
(Address of Principal Executive Office          (Address of Principal Executive Office
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Securities to be registered pursuant to Section 12(b) of the Act: None

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box [x]

Securities Act Registration Statement File Number to which this form relates:
333-79835 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

___% Capital Securities of Downey Financial Capital Trust I

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               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANTS' SECURITIES TO BE REGISTERED

For the full description of Downey Financial Capital Trust I's Capital Securities (the "Capital Securities"), reference is made to the information contained under the captions "Description of the Capital Securities," "Description of Junior Subordinated Debentures," "Description of Guarantee" and "Relationship among the Capital Securities, the Junior Subordinated Debentures and the Guarantee" in the Prospectus that forms part of the Registrants' Registration Statement on Form S-3, Registration No. 333-79835, the "Registration Statement"), filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"). The information contained in the Registration Statement and the Prospectus describing the Capital Securities will be filed pursuant to Rule 424(b) or pursuant to an amendment to the Registration Statement under the Securities Act and shall be incorporated by reference into this Registration Statement on Form 8-A.

ITEM 2.  EXHIBITS.

2.1 Certificate of Trust of Downey Financial Capital Trust I (incorporated by reference from Exhibit 4.2 of the Registration Statement).

2.2 Trust Agreement of Downey Financial Capital Trust I (incorporated by reference from Exhibit 4.3 to the Registration Statement).

2.2.1 Form of Amended and Restated Trust Agreement of Downey Financial Capital Trust I (incorporated by reference from Exhibit 4.4 to the Registration Statement).

2.3 Form of Capital Securities Certificate of Downey Financial Capital Trust I (incorporated by reference from Exhibit 4.5 to the Registration Statement).

2.4 Form of Capital Securities Guarantee Agreement (incorporated by reference from Exhibit 4.6 to the Registration Statement).

2.5 Form of Junior Subordinated Indenture including Form of Junior Subordinated Debenture (incorporated by reference from Exhibit 4.1 to the Registration Statement).

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                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereto duly authorized.

Dated:  July 6, 1999

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
DOWNEY FINANCIAL CORP.                              DOWNEY FINANCIAL CAPITAL TRUST I

By:  /s/ Daniel D. Rosenthal                        By:  /s/ Daniel D. Rosenthal
     -----------------------------------------           --------------------------------------
     Daniel D. Rosenthal, President and Chief            Daniel D. Rosenthal, Administrative
     Executive Officer                                   Trustee

                                                    By:  /s/ Thomas E. Prince
                                                         --------------------------------------
                                                         Thomas E. Prince, Administrative
                                                         Trustee

                                                    By:  /s/ Paul G. Woollatt
                                                         --------------------------------------
                                                         Paul G. Woollatt, Administrative
                                                         Trustee
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